EXHIBIT 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

AMENDMENT NO. 1 TO THE

LICENSE AGREEMENT CONTROL NO. 2007-04-0173

BETWEEN SENOMYX INC. AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

The parties to the License Agreement with an effective date of October 11, 2006 (“Agreement”) cited above wish to amend such Agreement, effective as of February 7, 2007 (“Amendment Effective Date”) as set forth below to incorporate additional intellectual property.

Now, therefore, it is hereby agreed as follows:

1.  The cover page is amended by the addition of the case “2004-B00.”

2.  The UCSD Disclosure Dockets listed in the first RECITAL are amended by the addition of the case listed below:

“2004-B00   2004-100   […***…]

3.  Exhibit B is replaced in its entirety by the revised Exhibit B as attached.

Except for the changes made above, all of the other terms and conditions in the Agreement between the parties shall remain in effect.

This amendment may be executed by facsimile or electronic copy and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

Senomyx, Inc.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, SAN DIEGO CAMPUS

By	/s/ Harry J. Leonhardt	By	/s/ Jane C. Moores
	(Signature)		(Signature)

Name	Harry J. Leonhardt	Name	Jane C. Moores, Ph.D.

Title

  SR VP, General Counsel

		Title	Interim Director, Technology

  Transfer and Intellectual Property Services

Date	2/9/07	Date	2-8-07

Attachment:       Revised Exhibit B

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